UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2020

Desktop Metal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Third Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(978) 224-1244

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DM	New York Stock Exchange
Warrants to purchase one share of Class A common stock	DM.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 18, 2020, the Board of Directors (the “Board”) of Desktop Metal, Inc. (f/k/a Trine Acquisition Corp.) (the “Company”) increased the size of the Board to eleven directors and appointed Scott Dussault to serve as a member of the Board as a Class III Director. Mr. Dussault was also appointed to serve on the Audit Committee of the Board as its Chairman. Mr. Dussault will receive compensation in accordance with the Company’s compensation arrangements for non-employee directors. There was no arrangement or understanding pursuant to which Mr. Dussault was elected as a director. Mr. Dussault has also entered into the Company’s standard indemnification agreement for directors and officers.

On December 22, 2020, the Company issued a press release announcing Mr. Dussault’s appointment to the Board (the “Press Release”). The Press Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.

On December 18, 2020, the Compensation Committee of the Board awarded a cash bonus of $150,000 to Ric Fulop, Chief Executive Officer of the Company, in connection with his efforts related to the recent business combination with the Company and Desktop Metal Operating, Inc. (f/k/a Desktop Metal, Inc.).

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated December 22, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desktop Metal, Inc.

Date: December 22, 2020	By:	/s/ Ric Fulop
	Name:	Ric Fulop
	Title:	Chief Executive Officer